TEMPORARY CERTIFICATE—EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER [redacted]

SHARES [redacted]

Del Monte Quality ®

Fresh Del Monte Produce Inc.

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

This certificate is transferable in New York, NY and Ridgefield Park, NJ

AUTHORIZED CAPITAL 200,000,000 ORDINARY SHARES AND 50,000,000 PREFERRED SHARES PAR VALUE US $.01 EACH

CUSIP G36738 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that [illegible]

is the owner of [illegible]

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES
IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION THEREOF.

This certificate is transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Directors

Fresh Del Monte Produce Inc.
SEAL

Dated

EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER

CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

FRESH DEL MONTE PRODUCE INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

OWN COM – as owners in common
OWN ENT – as owners by the entireties
JT OWN – as joint owners with right of survivorship and not as owners in common

UNIF GIFT MIN ACT– ________ (Cust) Custodian ________ (Minor) under Uniform Gifts to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

FRESH DEL MONTE PRODUCE INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

OWN COM – as owners in common
OWN ENT – as owners by the entireties
JT OWN – as joint owners with right of survivorship and not as owners in common

UNIF GIFT MIN ACT– ________ (Cust) Custodian ________ (Minor)
under Uniform Gifts to Minors
Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.